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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                      Date of Report:  January 17, 1996



                           HELMERICH & PAYNE, INC.
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           (Exact name of registrant as specified in its charter)



  Delaware                         1-4221                         73-0679879
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(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
incorporation)                                                       Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                    74114
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(Address of principal executive offices)                       (Zip Code)


                                (918) 742-5531
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             (Registrant's telephone number, including area code)


                                     N/A
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        (Former name or former address, if changed since last report)


                          Exhibit Index is on Page 4.
                               Page 1 of 4 Pages.
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Item 5.  Other Events.

         On January 8, 1996, the Board of Directors of Helmerich & Payne, Inc., (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

         Pursuant to the new Rights Agreement between the Company and Liberty Bank and Trust Company of Oklahoma City, N.A., as Rights Agent (the "1996 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $.10 per share (the "Common Stock"), of the Company on the expiration of the existing rights (the close of business on January 8, 1996). Each of the new Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, without par value, at a price of $90 per one one-thousandth of a share. The Rights, however, will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding Common Stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed, on January 31, 2006.

         The description and terms of the new Rights are set forth in the 1996 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.               Exhibit
-----------               -------
     1                    Rights Agreement, dated as of January 8, 1996,
                          between Helmerich & Payne, Inc. and Liberty Bank and
                          Trust Company of Oklahoma City, N.A., which includes as Exhibits A, B and C thereto, the form of Certificate of Designation, Preferences and Rights of the Series A Junior Participating Preferred Stock, the form of Rights Certificate and the form of Summary of Rights, respectively.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HELMERICH & PAYNE, INC.
                                              (Registrant)



                                        By:   /S/ Steven R. Mackey
                                           ------------------------------------
                                           Name:   Steven R. Mackey
                                           Title:  Vice President, Secretary and
                                                   General Counsel


Dated:   January 17, 1996





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                               INDEX TO EXHIBITS




Exhibit No.               Exhibit                                                            Page
-----------               -------                                                            ----
    1                     Rights Agreement, dated as of January 8, 1996, between              5
                          Helmerich & Payne, Inc. and Liberty Bank and Trust
                          Company of Oklahoma City, N.A., which includes as
                          Exhibits A, B and C thereto, the form of Certificate
                          of Designation, Preferences and Rights of the Series A
                          Junior Participating Preferred Stock, the form of
                          Rights Certificate and the form of    Summary of
                          Rights, respectively.




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